EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gryphon Gold Corporation (the "Company") on Form 10-KSB for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tony Ker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 25, 2008	/s/ Tony Ker
Tony Ker
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Gryphon Gold Corporation and will be retained by Gryphon Gold Corporation and furnished to the Securities and Exchange Commission or its staff upon request.